SECURITIES AND EXCHANGE COMMISSION

                            Washington, DC  20549

                                 FORM 8-K/A
                             (AMENDMENT NO. 1)

                              CURRENT REPORT

                   Pursuant to Section 13 or 15(d) of the
                      Securities Exchange Act of 1934


Date of Report
(Date of earliest event reported)       November 12, 1997


                             L.B. FOSTER COMPANY
           -----------------------------------------------------
           (Exact name of registrant as specified in its charter)


      DELAWARE                       0-1043               25-1324733
----------------------------------------------------------------------------
(State or other jurisdiction   (Commission File No.)      (IRS Employer
of incorporation)		                          				         Identification No.)

       415 HOLIDAY DRIVE, PITTSBURGH, PENNSYLVANIA       15220
 --------------------------------------------------------------------
     (Address of principal executive offices)          (Zip Code)


Registrant's telephone number,
including area code                 	 412-928-3417


--------------------------------------------------------------------------
(Former name or former address, if changed since last report.

Item 7. Financial Statements and Exhibits

(a) Financial Statements of Precise Fabricating Corporation.

    Audited Financial Statements as of and for the period ending
    June 30, 1997:
                                                                      Page
                                                                   ----------
    Independent Auditor's Report                                       6
    Balance Sheet as of June 30, 1997                                7 - 8
    Statement of Retained Earnings for the Year ended June 30,
      1997                                                             9
    Statement of Income for the Year ended June 30, 1997               10
    Statement of Cash Flows for the Year ended June 30, 1997           11
    Notes to Financial Statements                                   12 - 14

    Unaudited Financial Statements as of and for the period ending September 30, 1997:

    Condensed Balance Sheet as of September 30, 1997                  15
    Condensed Statement of Income for the Three Months
      ended September 30, 1997                                        16
    Condensed Statement of Cash Flows for the Three Months
      ended September 30, 1997                                        17

(b) Pro Forma Financial Information

The following unaudited pro forma condensed consolidated financial statements are filed with this report:

Pro Forma Condensed Consolidated Balance Sheet as of September
  30, 1997                                                         18 - 19
Pro Forma Condensed Consolidated Statement of Income:
      Year Ended December 31, 1996                                   20
      Nine Months Ended September 30, 1997                           21

The Pro Forma Condensed Consolidated Balance Sheet of the Registrant as of September 30, 1997 reflects the financial position of the Registrant after giving effect to the acquisition of certain assets and liabilities of Precise Fabricating Corporation (Precise) and its affiliate, F & G Realty Trust, and assumes the acquisition took place on September 30, 1997. The Pro Forma Condensed Consolidated Statements of Income for the year ended December 31, 1996 and nine months ended September 30, 1997 assume that the acquisition occurred on January 1, 1996.

The unaudited pro forma condensed consolidated financial statements have been prepared by the Registrant based upon the
assumptions required.   The unaudited pro forma condensed
consolidated financial statements presented herein are shown for illustrative purposes only and are not necessarily indicative of future financial position or future results of operations of the Pg. 1

Registrant, or of the financial position or results of operations of the Registrant that would have actually occurred had the transaction been in effect of for the periods presented.

In particular, management believes that the pro forma income statement for the nine months ended September 30, 1997 includes income of a nonrecurring nature. The nonrecurring income results from a significant sale with a gross margin of approximately $300,000 in excess of the amount that would be expected based on historical performance. The Registrant made the decision to purchase Precise based on its long-term potential. The purchase decision was not based on Precise's June 30, 1997 financial statements which included this nonrecurring income.

It should be noted that the Registrant's financial statements will reflect the acquisition only from November 12, 1997, the Closing Date.

The unaudited pro forma condensed consolidated financial statements should be read in conjunction with the historical financial statements and related notes of the Registrant.

(c)    Exhibits:

       Exhibit 23  Consent of Independent Auditors.                Page 1
Pg. 2

                               SIGNATURES


	Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be filed on its behalf by the undersigned hereunto duly authorized.


                                       	L.B. FOSTER COMPANY

                                        By:   /s/Roger F. Nejes
                                        ----------------------------------
                                             	Roger F. Nejes
                                        Title:	Senior Vice President
                                               Finance and Administration
                                               and Chief Financial Officer

Date: January 21, 1998
      ----------------
Pg. 3

                       Precise Fabricating Corporation

                            FINANCIAL STATEMENTS

                       For the Year Ended June 30, 1997

Pg. 4

                     Precise Fabrication Corporation

                            TABLE OF CONTENTS

                                                                    Page
                                                                  --------
Independent  Auditors' Report                                         6

Exhibit A - Balance sheet as of June 30, 1997                       7 - 8

Exhibit B - Statement of retained earnings for
  the year ended June 30, 1997                                        9

Exhibit C - Statement of income for the year
  ended June 30, 1997                                                 10

Exhibit D - Statement of cash flows for the year
  ended June 30, 1997                                                 11

Notes to financial statements                                      12 - 14
Pg. 5

                    INDEPENDENT AUDITORS' REPORT

To the Board of Directors and Stockholders
Precise Fabricating Corporation
Georgetown, Massachusetts


We have audited the accompanying balance sheet of Precise Fabricating Corporation as of June 30, 1997, and the related statements of income, retained earnings, and cash flows for the year then ended. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures on the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Precise Fabricating Corporation as of June 30, 1997, and the results of its operations and its cash flows for the year then ended in conformity with generally accepted accounting principles.

                              /s/ Daniel P. Coughlin, CPA
                              A Partner of Coughlin Clasby & Co.

August 11, 1997
Pg. 6

                                                                  Exhibit A
                      Precise Fabricating Corporation

                               BALANCE SHEET

                           As of June 30, 1997

                                  Assets
Current assets
  Cash                                                    $ 425,236
    Accounts receivable -
    trade (Note 1)                       $ 1,603,909
     Less allowance for bad debts           (160,000)
                                         ------------
    	Net accounts receivable - trade                      1,443,909

  Unbilled - work in process (Note 1)                       163,000
  Inventory - raw materials (Note 1)                        114,000
  Accounts receivable - employees                             1,202
  Prepaid expenses (Note 1)                                   6,554
  Due from stockholders                                      13,252
  Deposit on fixed asset                                     46,670
                                                          ---------
        Total current assets                              2,213,823

Fixed assets at cost (Notes 1 & 2)
  Machinery and equipment                    653,241
  Transportation equipment                   199,510
  Leasehold improvements                      20,715
                                             -------
        Total fixed assets at cost	          873,466
          Less accumulated depreciation     (666,598)
                                             -------
Net fixed assets                                            206,868

Other assets
  Federal tax deposit (Note 5)               76,613
  Account receivable - related entity
   (Note 6)                                  29,486
                                            -------
        Total other assets                                  106,099
                                                         ----------
Total Assets                                             $2,526,790
                                                         ----------
                                                         ----------

See Independent Auditors' Report and notes to financial statements.
Pg. 7

                                                                  Exhibit A

                Liabilities and Stockholders' Equity
Current liabilities
  Notes payable - current portion
   (Note 2)                                $ 33,500
  Accounts payable - trade                  373,528
  Accrued wages                              12,000
  Accrued expenses                           10,114
                                           --------
      Total current liabilities                         $  429,142

Long-term liabilities
  Notes payable (Note 2)                    111,696
    Less current portion                    (33,500)
                                           ---------
      Total long term liabilities                           78,196
                                                         ---------
      Total liabilities                                    507,338

Stockholders' equity
  Capital stock, common - no par value
    Authorized 15,000 shares
    Issued and outstanding 200 shares       10,000
  Retained earnings - Exhibit B          2,009,452
                                         ---------
Total stockholders' equity                               2,019,452
                                                        ----------
Total Liabilities and Stockholders' Equity              $2,526,790
                                                        ----------
                                                        ----------

Pg. 8

                                                                 Exhibit B

                     Precise Fabricating Corporation
                      STATEMENT OF RETAINED EARNINGS
                     For the Year Ended June 30, 1997

Accumulated Adjustments Account - (S Corp.)              799,539

  Net income - Exhibit C                               1,268,940
                                                       ---------
                                                       2,068,479

Distributions to shareholders                           (423,067)
                                                       ---------
  Balance, June 30, 1997                               1,645,412

Previously Taxed Income: (C Corp.)

  Balance, June 30, 1986 and June 30, 1997               364,040
                                                      ----------
      Total Retained Earnings, June 30, 1997          $2,009,452
                                                      ----------
                                                      ----------

See Independent Auditors, Report and Notes to financial statements.
Pg. 9

                                                                  Exhibit C

                     Precise Fabrication Corporation

                          STATEMENT OF INCOME

                    For the Year Ended June 30, 1997

Net sales (Note 1)                                       $4,890,854

Cost of goods sold                                        2,837,917
                                                         ----------
Gross profit                                              2,052,937

General and administrative expenses                         753,698
                                                         ----------
Income from operations                                    1,299,239

Other income and (expense)
  Interest income                        $ 19,660
  Interest expense                        ( 7,222)
  Bad debt recovery-change in reserve     (42,250)
                                         ---------
    Net other expense                                      (29,812)
                                                         ---------
Income before income taxes                               1,269,427

Income taxes
  Federal income taxes (Note 1)                 0
  Massachusetts income taxes (Note 1)         487
                                          --------
    Total taxes                                               487
                                                       ----------
Net income - Exhibit B                                 $1,268,940
                                                       ----------
                                                       ----------

See Independent Auditors' Report and notes to financial statements.
Pg. 10

                                                                  Exhibit D
                      Precise Fabricating Corporation

                         STATEMENT OF CASH FLOWS

                     For the Year Ended June 30, 1997
Cash flows from operating activities:
  Net income - Exhibit C                    $ 1,268,940
  Adjustments:
    Depreciation                                 72,201
  Changes in assets and liabilities:
    (Increase) decrease in:
      Net accounts receivable - trade          (370,869)
      Accounts receivable - related entities     (3,825)
      Inventories and unbilled work in process (137,000)
      Account receivable - other                    (69)
      Prepaid expenses & deposit on fixed
        asset                                   (46,075)
      Federal tax deposit                       (36,471)
   Increase (decrease) in:
     Accounts payable - trade                   (48,467)
     Accrued expenses and other                  (3,045)
                                              -----------
Net cash flows from operating activities                    $ 695,320

Cash flows from investing activities:
  Purchases of fixed assets - net               (99,749)
  Advances to stockholders                       (4,085)
                                              -----------
Net cash flows used in investing activities                 (103,834)

Cash flows from financing activities:
  Net proceeds from realty trust                (76,000)
  Distributions to shareholders                (423,067)
  Net proceeds from note payable                 90,000
  Cash paid on debt                             (69,487)
                                             ------------
Net cash flows used in financing activities                 (478,554)
                                                          -----------
Net increase in cash and equivalents                         112,932

Cash and equivalents, July 1, 1996                           312,304
                                                          -----------
Cash and equivalents, June 30, 1997	                      $  425,236
                                                          -----------
                                                          -----------

See Independent Auditors' Report and notes to financial statements.
Pg. 11

                       Precise Fabrication Corporation

                        NOTES TO FINANCIAL STATEMENTS

                       For the Year Ended June 30, 1997


Note 1 - Summary of significant accounting policies
---------------------------------------------------
The following is a summary of certain significant accounting policies followed in the preparation of these financial statements. The policies conform to generally accepted accounting principles and have been consistently applied in the preparation of the financial statements.

Organization

The Company was incorporated in August 1982. Its principal business activity is steel fabrication.

Bad debts

Accounts receivable are reviewed periodically by an officer of the Company and any accounts deemed to be uncollectible are written off as bad debt expense or sales adjustments.

Property and equipment

Property and equipment are stated at cost. When assets are disposed of the cost and related accumulated depreciation are removed from the accounts and any resulting gain or loss is reflected in income for the period. The cost of maintenance and repairs is charged to expense as incurred; significant renewals and betterments are capitalized. Certain items built for a special project have been charged to job cost as they are part of the contract, and have no future value to the corporation. Depreciation is computed using accelerated and straight line methods, calculated to amortize the cost of the assets over their estimated useful lives which are as follows:

        Assets                               Years
-----------------------                     -------
Machinery and equipment                      4 - 7
Furniture and fixtures                       5 - 7
Transportation equipment                       5
Leasehold improvements                      10 - 39


Inventory and work in process

Inventory and work in process are stated at the lower of cost or market.
Pg. 12

                   Precise Fabricating Corporation

                   NOTES TO FINANCIAL STATEMENTS

                  For the Year Ended June 30, 1997

Note 1	Summary of significant accounting Policies (continued)
-------------------------------------------------------------
Subchapter S election

The Company has elected under the provisions of Subchapter S of the Internal Revenue Code to report income of the Company on each stockholders' personal tax return. The corporation is, therefore, subject to an excise tax on tangible Massachusetts property only. This was $487 for the year ended 6/30/97. The corporation has prepaid $480 during the year ended 6/30/97.

Note 2 - Notes payable and line of credit
-----------------------------------------
The Company has a secured line of credit in the amount of $300,000 with the Fleet Bank of which there was no outstanding balance at June 30, 1997. The line of credit is priced at bank base rate plus 1/2% and is collateralized by the assignment of all corporate assets. This line of credit expires on November 1, 1997 and management believes it will be extended at that time. The Company is also indebted to the following at June 30, 1997.

                        Total Note
                          Due at	       Maturity     Interest    Current
                          6/30/97         Date        Rate       Portion
Salem Five Cents
  Savings               $  90,000          6/02        9.00%    $ 18,000
Eastern Bank               10,386          2/99        8.4 %       7,500
Baybank                    11,310          4/99        9.49%       8,000
                        ----------                              ---------
Total                   $ 111,696	                              $ 33,500

All three loans are secured by the assignment of motor vehicles or other equipment.

Current Maturity for the year ending June 30, 1997:

        6/30/98                $33,500
        6/30/99                 24,196
        6/30/00                 18,000
        6/30/01                 18,000
        6/30/02                 18,000
                             ---------
        Total                $ 111,696
Pg. 13

                      Precise Fabricating Corporation

                      NOTES TO FINANCIAL STATEMENTS

                      For the Year Ended June 30, 1997

Note 3 - Rents - related party transactions
-------------------------------------------
The Company rents its facility in Georgetown, Massachusetts from an affiliated realty trust for $19,000 per month. Under the terms of the lease, the base rent is $19,000 per month plus a proportionate share or real estate taxes and insurance. The minimum future rental for the lease of the real estate for the fiscal year ending June 30, 1998 and 1999 will be a base rate of $228,000 per year.

Note 4 - Commitments and contingent liability
---------------------------------------------
An affiliated realty trust is an obligor of an Industrial Revenue Bond originally at $1,530,000 on December 23, 1987 and was $1,285,000 at June 30, 1997. Precise Fabricating Corporation is a guarantor of the Industrial Revenue Bond and certain machinery and equipment of the Company is pledged as security for the guarantee of the Bond. The proceeds of the Bond were used for the construction and equipping of manufacturing facilities in Georgetown, Massachusetts. Construction was completed in 1988. In connection with the Industrial Revenue Bond, the Company has entered into a lease with the affiliated realty trust effective June 1, 1988. Future minimum lease payments are discussed in note 3.

Note 5 - Federal tax deposit
----------------------------
The Company was required to make an interest free tax deposit with the Internal Revenue Service to retain a June 30 year end.
The deposit will be adjusted every year and is fully refundable if the Company adopts December 31 as its year end.

Note 6 - Account receivable - related entity
--------------------------------------------
Entities related via common ownership are indebted to the corporation at June 30, 1997 as follows:

  D & N Realty Trust	          $ 29,486
Pg. 14

PRECISE FABRICATING CORPORATION
CONDENSED BALANCE SHEET
SEPTEMBER 30,1997
(Unaudited, in thousands)
ASSETS

CURRENT ASSETS:
Cash and cash equivalents                       $  539
Accounts receivable                              1,743
Inventories                                        277
Other current assets                                 7
                                                ------
Total Current Assets                             2,566

PROPERTY, PLANT AND EQUIPMENT - at cost            237
OTHER ASSETS                                        92
                                                ------
TOTAL ASSETS                                    $2,895
                                                ------
                                                ------
LIABILITIES AND STOCKHOLDERS' EQUITY

CURRENT LIABILITIES:

Current maturities of long-term debt               $34
Accounts payable - trade                           343
Other accrued liabilities                           22
                                                ------
    Total Current Liabilities                      399

LONG-TERM DEBT                                      70
                                                ------
STOCKHOLDERS' EQUITY:
Class A Common stock                                10
Retained earnings                                2,416
                                                ------
Total Stockholders' Equity                       2,426
                                                ------
TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY      $2,895
                                                ------
                                                ------

Pg. 15

PRECISE FABRICATING CORPORATION
CONDENSED STATEMENT OF INCOME
THREE MONTHS ENDED SEPTEMBER 30, 1997
(Unaudited: in thousands)
NET SALES                                 $1,380
                                          ------
COSTS AND EXPENSES:
Cost of goods sold                           806
Selling and administrative expenses          180
Interest expense                               3
Other (income) expense                        (2)
                                           -----
                                             987
                                           -----
INCOME BEFORE INCOME TAXES                   393

INCOME TAX EXPENSE                             0
                                           -----
NET INCOME                                $  393
                                          ------
                                          ------

Pg. 16

PRECISE FABRICATING CORPORATION
CONDENSED STATEMENT OF CASH FLOWS
THREE MONTHS ENDED SEPTEMBER 30, 1997
(Unaudited: in thousands)
CASH FLOWS FROM OPERATING ACTIVITIES:
  Net income                                        $393
  Depreciation                                        15
  Changes in assets and liabilities:
    Accounts receivable                             (226)
    Inventories                                        0
    Other assets                                      14
    Accounts payable - trade                         (30)
    Other accrued liabilities                          0
---------------------------------------------------------
  Net Cash Provided by Operating Activities          166
---------------------------------------------------------
CASH FLOWS FROM INVESTING ACTIVITIES:
  Proceeds from sale of machinery and equipment        2
---------------------------------------------------------
  Net Cash Provided by Investing Activities            2
---------------------------------------------------------
CASH FLOWS FROM FINANCING ACTIVITIES:
  Repayments of long-term debt                        (8)
  Distributions to shareholders                      (46)
---------------------------------------------------------
Net Cash Used by Financing Activities                (54)
---------------------------------------------------------

Net increase in Cash and Cash Equivalents            114

Cash and Cash Equivalents at Beginning of Period     425
---------------------------------------------------------
Cash and Cash Equivalents at End of Period          $539
---------------------------------------------------------
---------------------------------------------------------
SUPPLEMENTAL DISCLOSURES OF CASH FLOW INFORMATION:
Interest Paid                                         $3
---------------------------------------------------------
---------------------------------------------------------
Income Taxes Paid                                     $0
---------------------------------------------------------
---------------------------------------------------------

Pg. 17

PRO FORMA FINANCIAL INFORMATION
L. B. FOSTER COMPANY
PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET
SEPTEMBER 30, 1997

(Unaudited, in thousands)                Precise
                                       Fabricating
                         Historical       Corp.      Adjustments     Pro Forma
ASSETS
----------------------------------------------------------------------------
CURRENT ASSETS:
Cash and cash equivalents  $  1,056      $  539      $ (539) (a)    $  1,056
Accounts receivable          44,545       1,743                       46,288
Inventories                  48,367         277                       48,644
Other current assets            407           7          (7) (a)         407
----------------------------------------------------------------------------
  Total Current Assets       94,375       2,566        (546)          96,395

PROPERTY, PLANT AND
EQUIPMENT -  at cost         18,762         237       1,269  (b,d)    20,268
PROPERTY HELD FOR RESALE      4,054           0                        4,054
GOODWILL AND INTANGIBLES      2,365                   2,453  (b,d)     4,818
INVESTMENTS                   1,693                                    1,693
OTHER ASSETS                  3,133          92         (92) (a)       3,133
----------------------------------------------------------------------------
 TOTAL ASSETS              $124,382      $2,895      $3,084         $130,361
----------------------------------------------------------------------------
----------------------------------------------------------------------------
LIABILITIES AND STOCKHOLDERS' EQUITY
----------------------------------------------------------------------------
CURRENT LIABILITIES:
Short-term borrowings      $ 13,000      $    0      $5,634  (c)    $ 18,634
Current maturities of
  long-term debt              1,327                                    1,327
Accounts payable - trade     13,149         343                       13,492
Other accrued liabilities     3,871          22         (20) (a)       3,873
----------------------------------------------------------------------------
  Total Current Liabilities  31,347         365       5,614           37,326

LONG-TERM DEBT               20,833         104        (104) (a)      20,833
----------------------------------------------------------------------------
OTHER LONG-TERM LIABILITIES   2,504                                    2,504
----------------------------------------------------------------------------
STOCKHOLDERS' EQUITY:
Class A Common stock            102          10         (10) (a)         102
Paid-in capital              35,425                                   35,425
Retained earnings            34,828       2,416      (2,416) (a)      34,828
Treasury stock                 (657)                                    (657)
----------------------------------------------------------------------------
  Total Stockholders'
    Equity                   69,698       2,426      (2,426)          69,698
----------------------------------------------------------------------------
 TOTAL LIABILITIES AND
 STOCKHOLDERS' EQUITY      $124,382      $2,895      $3,084         $130,361
----------------------------------------------------------------------------
----------------------------------------------------------------------------

(a)   Assets, liabilities and equity of Precise Fabricating Corp. not acquired.
(b) The following amounts were allocated as increases to the historical balance sheet of Precise Fabricating Corp. to reflect the fair values of assets received:
                          Property & Equipment   $1,269,000
                                      Goodwill   $2,453,000
(c)   To record increase in borrowings as a result of acquisition.
Pg. 18

(d)   Useful lives of significant assets acquired:

                                        Amount        Asset Life
                                     ----------       --------------
                        Buildings    $  700,000        20 years
          Manufacturing Equipment    $  506,000        3 to 10 years
                 Office Equipment    $  100,000        2 to 10 years
                         Goodwill    $2,453,000        10 years

Pg. 19

PRO FORMA FINANCIAL INFORMATION
L. B. FOSTER COMPANY
PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF INCOME
YEAR ENDED DECEMBER 31, 1996
(Unaudited: in thousands, except per share amounts)

                                          Precise
                                        Fabricating
                          Historical       Corp.      Adjustments       Total
-----------------------------------------------------------------------------
NET SALES                   $243,071      $4,158                     $247,229
-----------------------------------------------------------------------------
COSTS AND EXPENSES:
Cost of goods sold           212,111       2,935         87  (a)      215,133
Selling and admin-
 istrative expenses           22,765         813        (43) (b)       23,535
Interest expense               2,365           6        408  (c)        2,779
Other (income) expense          (600)        (20)                        (620)
-----------------------------------------------------------------------------
                             236,641       3,734        452           240,827
-----------------------------------------------------------------------------
INCOME BEFORE INCOME TAXES     6,430         424       (452)            6,402

INCOME TAX EXPENSE             2,572           0        (11) (d)        2,561
-----------------------------------------------------------------------------
NET INCOME                  $  3,858      $  424       (441)         $  3,841
-----------------------------------------------------------------------------
-----------------------------------------------------------------------------
Average Number of Common
  Shares Outstanding           9,953                                    9,953
-----------------------------------------------------------------------------
-----------------------------------------------------------------------------
Earnings per Common Share      $0.39                                    $0.39
-----------------------------------------------------------------------------
-----------------------------------------------------------------------------

(a) Increase from goodwill amortization and depreciation expense, partly offset by the elimination of affiliated rent.
(b)  Decrease primarily from elimination of affiliated rent.
(c)  Interest expense on borrowing related to the acquisition.
(d)  Income tax expense at statutory rates.
Pg. 20

PRO FORMA FINANCIAL INFORMATION
L. B. FOSTER COMPANY
PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF INCOME
NINE MONTHS ENDED SEPTEMBER 30, 1997
(Unaudited: in thousands, except per share amounts)

                                          Precise
                                        Fabricating
                        Historical         Corp.      Adjustments       Total
-----------------------------------------------------------------------------
NET SALES                $165,145         $3,874                     $169,019
-----------------------------------------------------------------------------
COSTS AND EXPENSES:
Cost of goods sold        142,561          1,981         65 (a)       144,607
Selling and admin-
 istrative expenses        17,073            446        142 (b)        17,661
Interest expense            1,845              8        306 (c)         2,159
Other (income) expense       (314)           (13)                        (327)
-----------------------------------------------------------------------------
                          161,165          2,422        513           164,100
-----------------------------------------------------------------------------
INCOME BEFORE INCOME
 TAXES                      3,980          1,452       (513)            4,919

INCOME TAX EXPENSE          1,490                       357 (d)         1,847
-----------------------------------------------------------------------------
NET INCOME                 $2,490         $1,452 (e)  ($870)           $3,071
-----------------------------------------------------------------------------
-----------------------------------------------------------------------------
Average Number of Common
  Shares Outstanding       10,141                                      10,141
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Earnings per Common Share   $0.25                                       $0.30
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
(a) Increase from goodwill amortization and depreciation expense, partly offset by the elimination of affiliated rent.
(b) Increase from performance related accruals, partly offset by the elimination of affiliated rent.
(c)   Interest expense on borrowing related to the acquisition.
(d)   Income tax expense at statutory rates.
(e) The Precise income statement includes income of a nonrecurring nature. The nonrecurring income results from a significant sale with a gross margin of approximately
      $300,000 in excess of the amount that would be expected based on historical trends.
Pg. 21
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